UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2004

Comarco, Inc.

(Exact name of registrant as specified in its charter)

California	000-05449	95-2088894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Cromwell, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 599-7400

Not Applicable

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number
99.1	Press Release of Comarco, Inc., dated June 15, 2004.

99.2	Transcript of Earnings Conference Call of Comarco, Inc. held on June 15, 2004.

Item 12. Results of Operations and Financial Condition.

On June 15, 2004, Comarco, Inc. (the “Company”) issued a press release announcing, among other things, its financial results for the first quarter of fiscal year 2005, which ended on April 30, 2004. In addition, on June 15, 2004, the Company held a conference call and webcast to discuss the Company’s first quarter results, outlook for the remainder of fiscal 2005 and current corporate developments. The press release and transcript of the conference call and webcast are incorporated herein to this Current Report on Form 8-K by reference and copies of the press release and transcript are attached hereto as Exhibits 99.1 and 99.2.

Note: The information contained in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMARCO, INC.
(Registrant)

Date June 18, 2004	/s/ Daniel R. Lutz
(Signature)*
Daniel R. Lutz
Vice President and Chief Financial Officer

*	Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release of Comarco, Inc., dated June 15, 2004.

99.2	Transcript of Earnings Conference Call of Comarco, Inc. held on June 15, 2004.